CASH, CASH EQUIVALENTS AND RESTRICTED CASH	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
CASH, CASH EQUIVALENTS AND RESTRICTED CASH

8. CASH, CASH EQUIVALENTS AND RESTRICTED CASH

Cash equivalents are considered by the Group to be highly liquid investments such as short-term deposits with banks, the maturity of which do not exceed three months at the time of deposit and which are not restricted. Such deposits bear interest at a negligible interest rate and the book value of these assets approximates their fair value. Available cash are held in bank accounts and overnight deposits.

The Group’s cash are predominantly denominated in USD and, in part, in COP, PEN and CRC.

Cash and cash equivalents were as follows as of December 31, 2023, and 2022:

(in USD)	2023	2022
Bank accounts:
In COP	$1,445,179	$1,117,352
In CRC	6,599	15,287
In PEN	479,057	237,240
In USD	33,311,528	13,618,233
Total	$35,242,363	$14,988,112

As of December 31, 2023 and 2022, cash disclosed in the consolidated statements of financial position and in the consolidated statements of cash flows included $2,993,045 and $2,465,008, respectively, that were held in partnership entities in which the ownership is shared with other private investors. These cash deposits were designated for the sole purpose of investing in development and operations of the properties held by the partnership entities and were therefore not available for general use by other entities within the Group.

In addition, the Group had short-term and long-term restricted cash equivalent related to additional guarantees for the Group’s debt and corporate credit cards. As disclosed in Note 16, certain debt agreements require the Group to maintain cash in a restricted bank account in order to comply with conditions over minimum debt service coverage. The funds can only be used for debt service repayments for the associated debt agreement. Certificates of Deposit have maturities ranging from 3 to 12 months and renew until the outstanding balance for the associated debt agreement is liquidated.

As of December 31, 2023, and 2022, the Group’s total restricted cash equivalents amounted to $2,681,110 (of which $2,000,000 was classified as short-term) and $3,252,897 (all was classified as long-term), respectively. The classification of restricted cash equivalents as short-term or long-term aligns with the corresponding loan agreements’ classification on the consolidated statements of financial position, reflecting the terms of restriction.

Non-cash transactions

Changes in assets and liabilities arising from investing and financing activities not requiring cash relate to an increase in accrued payables for investment properties of $2,078,508, $1,247,256 and $2,891,858 in the years ended December 31, 2023, 2022 and 2021, respectively, an increase for new lease liabilities for $2,623,092, $376,325 and $0 in the years ended December 31, 2023, 2022 and 2021, respectively. Additionally, in relation to the sale of investment properties, Latam Parque Logistico Calle 80 Building 500A in the year ended December 31, 2023, the Group records non-cash activities for an increase in receivables from the sale of $7,577,092 and decrease of long-term debt of $8,299,867 related to settlement of the loan with ITAÚ Corpbanca Colombia, S.A. (“ITAÚ”), refer to Note 12 for transaction details related to the sale. Furthermore, the Group records a non-cash capital contribution from a non-controlling partner of $2,162 in the year ended December 31, 2023.